Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Summary Prospectus   |   April 30, 2021

Share Class and Ticker Symbols
Class I	Class A	Class L	Class C	Class IS
MRLAX	MRLBX	MGRLX	MSRDX	MGREX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/im/MSIFGlobalRealEstate. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated April 30, 2021 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The Global Real Estate Portfolio (the “Fund”) seeks to provide current income and capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value per share (“NAV”) of Class A shares of the Fund being purchased in a single transaction, together with the NAV of any Class A, Class L and Class C shares of the Fund already held in Related Accounts (as defined in the section of the Prospectus entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares”) as of the date of the transaction as well as Class A, Class L and Class C shares of any other Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled “Shareholder Information—Exchange Privilege”) that you acquired in an exchange of Class A, Class L or Class C shares of the Fund or Class A, Class L or Class C shares of another Morgan Stanley Multi-Class Fund excluding Morgan Stanley Institutional Fund Trust Short Duration Income, Ultra-Short Income and Ultra-Short Municipal Income Portfolios already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary, on page 48 of the Prospectus in the section entitled “Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares” and in Appendix A attached to the Prospectus.

Class I shares may be available on brokerage platforms of firms that have agreements with the Fund’s principal underwriter permitting such firms to (i) offer Class I shares solely when acting as an agent for the investor and (ii) impose on an investor transacting in Class I shares through such platforms a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses[3]	0.41%	0.86%	0.54%	1.17%	0.22%
Total Annual Fund Operating Expenses [4]	1.21%	1.91%	2.09%	2.97%	1.02%
Fee Waiver and/or Expense Reimbursement[4]	0.20%	0.55%	0.23%	0.86%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.01%	1.36%	1.86%	2.11%	0.95%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Please refer to the section of the Prospectus entitled “Shareholder Information—Conversion Features” for more information. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 103	$ 364	$ 646	$ 1,448
Class A	$ 656	$ 1,043	$ 1,454	$ 2,598
Class L	$ 189	$ 633	$ 1,103	$ 2,403
Class C	$ 314	$ 838	$ 1,487	$ 2,977
Class IS	$ 97	$ 318	$ 556	$ 1,241

If You HELD Your Shares
	1 Year	3 Years	5 Years	10 Years
Class I	$ 103	$ 364	$ 646	$ 1,448
Class A	$ 656	$ 1,043	$ 1,454	$ 2,598
Class L	$ 189	$ 633	$ 1,103	$ 2,403
Class C	$ 214	$ 838	$ 1,487	$ 2,977
Class IS	$ 97	$ 318	$ 556	$ 1,241
1	Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See “Shareholder Information—How To Redeem Fund Shares” for further information about the CDSC waiver categories.
2	The Class C CDSC is only applicable if you sell your shares within one year after purchase. See “Shareholder Information—How To Redeem Fund Shares” for a complete discussion of the CDSC.
3	Other Expenses include interest expense of 0.01% which is not included in the determination of the expense limitation. Excluding interest expense, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.00%, 1.35%, 1.85%, 2.10%, and 0.94% for Class I, Class A, Class L, Class C and Class IS shares, respectively.
4	The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I, 1.35% for Class A, 1.85% for Class L, 2.10% for Class C and 0.94% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of Morgan Stanley Institutional Fund, Inc. (the “Company”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Real Estate Portfolio (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s assets (plus any borrowings for investment purposes) will be invested in equity securities of companies in the real estate industry, including real estate operating companies (“REOCs”), real estate investment trusts (“REITs”) and similar entities established outside the United States (“foreign real estate companies”). This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.

The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets.

The Adviser and/or the Fund’s “Sub-Advisers,” Morgan Stanley Investment Management Limited (“MSIM Limited”) and Morgan Stanley Investment Management Company (“MSIM Company”), actively manage the Fund using a combination of bottom-up and top-down methodologies. The Adviser’s and/or Sub-Advisers’ proprietary models drive the bottom-up value-driven approach for stock selection, which is utilized to identify those companies that the Adviser and/or Sub-Advisers determine represent the best relative value relative to their underlying assets and earnings. Analysts will assess real estate specific factors, broader equity factors, as well as ESG factors in their fundamental analysis in order calculate appropriate valuation metrics. The top-down portion seeks exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. Top-down considerations include forecasted fundamental inflections, macroeconomic considerations, geopolitical and country risk assessments, among other factors.

The Fund’s Adviser and/or Sub-Advisers may consider information about environmental, social and governance issues (also referred to as ESG) in its bottom-up stock selection process when making investment decisions. The Fund’s Adviser and/or Sub-Advisers may engage with company management regarding corporate governance practices as well as what the Fund’s Adviser and/or Sub-Advisers deem to be materially important environmental and/or social issues facing a company.

The Adviser and/or Sub-Advisers generally considers selling a portfolio holding based upon the relative valuation ranking of securities in the investment universe.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•	Small and Mid Cap Companies. Investments in small and mid cap companies may involve greater risks than investments in larger, more established companies. The securities issued by small and mid cap companies may be less liquid and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

•	REITs, REOCs and Foreign Real Estate Companies. Investing in REITs, REOCs and foreign real estate companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs, REOCs and foreign real estate companies are organized and operated. Operating REITs and foreign real estate companies requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund. In addition, foreign real estate companies may be subject to the laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities.

•	Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance and a comparative sector index, as well as an average that represents a group of similar mutual funds, over time. The performance of the other classes, which is shown in the table below, will differ because the classes have different ongoing fees. The Fund’s returns in the table include the maximum applicable sales charge for Class A and Class C and assume you sold your shares at the end of each period (unless otherwise noted). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Morgan Stanley Institutional Fund, Inc. Prospectus   |   Fund Summary

Global Real Estate Portfolio (Con’t)

Annual Total Returns—Calendar Years

High Quarter	12/31/20	16.96%
Low Quarter	03/31/20	-32.73%

Average Annual Total Returns

(for the calendar periods ended December 31, 2020)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 08/30/2006)
Return Before Taxes	-14.33%	1.16%	3.84%	2.72%
Return After Taxes on Distributions[1]	-14.96%	-0.83%	2.42%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares	-8.30%	0.48%	2.66%	1.78%
Class A (commenced operations on 08/30/2006)
Return Before Taxes	-19.17%	-0.25%	2.99%	2.04%
Class L (commenced operations on 06/16/2008)
Return Before Taxes	-15.17%	0.31%	3.02%	2.07%
Class C (commenced operations on 04/30/2015)
Return Before Taxes	-16.10%	0.05%	N/A	-0.80%
Class IS (commenced operations on 09/13/2013)
Return Before Taxes	-14.36%	1.21%	N/A	2.72%
FTSE EPRA Nareit Developed Real Estate Index-Net Total Return to U.S. Investors (reflects no deduction for fees, expenses or taxes)[2]	-8.45%	4.40%	6.05%	3.69%[3]
MSCI World Net Index (reflects no deduction for fees, expenses or taxes)[4]	15.90%	12.19%	9.87%	7.00%[3]
Lipper Global Real Estate Funds Index (reflects no deduction for taxes)[5]	-5.16%	5.16%	6.10%	N/A
1	These returns do not reflect any tax consequences from a sale of your shares at the end of each period.
2	The FTSE EPRA Nareit Developed Real Estate Index—Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net Total Return to U.S. Investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the index for periods after 1/31/05 (gross returns used prior to
1/31/05). It is not possible to invest directly in an index.
3	Since Inception reflects the inception date of Class I.
4	The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
5	Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. There are currently 30 funds represented in this index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund’s other classes will vary from Class I shares’ returns. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and

Morgan Stanley Institutional Fund, Inc. Prospectus  |  Fund Summary

Global Real Estate Portfolio (Con’t)

after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Fund is managed by members of the Global Listed Real Assets team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/ Sub-Adviser(s) or Affiliate	Date Began Managing Fund
Laurel Durkay	Managing Director of the Adviser	December 2020
Michiel te Paske	Managing Director of MSIM Limited	August 2006
Sven van Kemenade	Managing Director of MSIM FMIL	August 2006
Angeline Ho	Managing Director of MSIM Company	August 2006
Desmond Foong	Managing Director of MSIM Company	April 2015

Purchase and Sale of Fund Shares

The Company has suspended offering Class L shares of the Fund for sale to all investors. The Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended (the “Code”), and in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Minimum Investment Amounts.”

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from the Fund by mail (c/o DST Asset Manager Solutions, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Fund’s “Distributor,” Morgan Stanley Distribution, Inc. (each, a “Financial Intermediary”). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled “Shareholder Information—How To Purchase Fund Shares” and “—How To Redeem Fund Shares.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s web site for more information.

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© 2021 Morgan Stanley.

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